SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 25, 2000


                        RESIDENTIAL ASSET SECURITIES CORP
           (Exact name of the registrant as specified in its charter)



  Delaware                        333-84939                    51-0362653
(State or other            (Commission File Number)          (I.R.S Employee
jurisdiction of                                             Identification No.)
incorporation)

                  8400 Normandale Lake Boulevard                 55437
                      Minneapolis, Minnesota                   (Zip Code)
              (Address of Principal Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000


Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the July, 2000 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-KS1    RASC
1995-KS2    RASC
1995-KS3    RASC
1995-KS4    RASC
1996-KS1    RASC


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1996-KS2  RASC
1996-KS3 RASC
1996-KS4 RASC
1996-KS5 RASC
1997-KS1 RASC
1997-KS2 RASC
1997-KS3 RASC
1997-KS4  GR1RASC
1998-KS1 RASC
1998-KS2 RASC
1998-KS3 RASC
1998-KS4  RASC
1998-RS1 RASC
1999-KS1 RASC
1999-KS2 RASC
1999-KS3 RASC
1999-KS4 RASC
1999-RS1  RASC
1999-RS2  RASC
1999-RS3  RASC
1999-RS4 RASC
1999-RS5 RASC
2000-KS1 RASC
2000-KS2 RASC
2000-KS3 RASC

Item 7.  Financial Statements and Exhibits

(a)  See attached monthly reports







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORP

By:    /s/Davee Olson
Name:  Davee Olson
Title: Chief Financial Officer
Dated: July 25, 2000











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